As Filed with the Securities and Exchange Commission on November 15, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2016

MONSANTO COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    Regulation FD Disclosure.

Monsanto Company (“the company”) plans to participate in meetings with investors today, and Pierre Courduroux, the company’s senior vice president and chief financial officer, will speak at the Morgan Stanley Global Chemicals and Agriculture Conference at 11:00 a.m. ET (10:00 a.m. CT) today, November 15, 2016. A webcast link for the conference is available at www.monsanto.com/investors. A copy of Mr. Courduroux’s opening remarks is furnished as Exhibit 99 hereto and incorporated herein by reference.

We are furnishing the information contained in this report, including the Exhibit, pursuant to “Item 7.01 Regulation FD Disclosure” of Form 8-K promulgated by the SEC.  This information shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act or the Exchange Act.  By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

ITEM 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

The following exhibit is filed herewith:

Exhibit 99	Opening Remarks of Pierre Courduroux for the Morgan Stanley Global Chemicals and Agriculture Conference on November 15, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2016

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Opening Remarks of Pierre Courduroux for the Morgan Stanley Global Chemicals and Agriculture Conference on November 15, 2016